UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-05715

                The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Convertible and Income

Securities Fund Inc.

Annual Report — December 31, 2017

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Thomas H. Dinsmore, CFA	Jane D. O’Keeffe	James A. Dinsmore, CFA
Chief Investment Officer	Portfolio Manager BS, Wharton School of Business MA, Fairleigh Dickinson University	Portfolio Manager BA, University of New Hampshire	Portfolio Manager BA, Cornell University MBA, Rutgers University

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) total return of The Gabelli Convertible and Income Securities Fund Inc. was 14.6%, compared with a total return of 3.9% for the Bloomberg Barclays Government/Credit Bond Index. The total return for the Fund’s publicly traded shares was 37.5%. The Fund’s NAV per share was $5.57, while the price of the publicly traded shares closed at $5.90 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since Inception (07/03/89)
	1 Year	5 Year	10 Year	15 Year
Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	14.59%	8.33%	5.21%	6.31%	6.83%
Investment Total Return (c)	37.53	11.02	6.31	6.51	6.39(d)
Standard & Poor’s (“S&P”) 500 Index	21.83	15.79	8.50	9.92	10.10(e)
Bloomberg Barclays Government/Credit Bond Index	3.91	2.12	4.04	4.16	N/A(f)
Lipper Convertible Securities Fund Average	12.12	8.73	5.93	7.78	8.16(e)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25 on March 31, 1995.

(d)	Since inception return is from March 31, 1995 when the Fund converted to closed-end status; before this date, the Fund had no operating history on the NYSE.
(e)	From June 30, 1989, the date closest to the Fund’s inception for which data are available.
(f)	The Bloomberg Barclays Government/Credit Bond Index inception date is January 29, 1999.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2017:

The Gabelli Convertible and Income Securities Fund Inc.

Financial Services	15.2%
Health Care	14.2%
U.S. Government Obligations	9.5%
Computer Software and Services	9.3%
Energy and Utilities	6.7%
Semiconductors	6.0%
Real Estate Investment Trusts	3.4%
Diversified Industrial	3.3%
Electronics	3.3%
Communications Equipment	3.1%
Aerospace	3.1%
Consumer Services	2.8%
Telecommunications	2.4%
Building and Construction	2.4%
Consumer Products	1.9%
Transportation	1.9%

Cable and Satellite	1.7%
Wireless Communications	1.5%
Entertainment	1.3%
Business Services	1.3%
Metals and Mining	1.1%
Food and Beverage	1.0%
Hotels and Gaming	1.0%
Retail	0.7%
Broadcasting	0.6%
Automotive: Parts and Accessories	0.5%
Computer Hardware	0.4%
Equipment and Supplies	0.3%
Specialty Chemicals	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments — December 31, 2017

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 51.3%
	Aerospace — 3.1%
$1,500,000	Aerojet Rocketdyne Holdings Inc., 2.250%, 12/15/23	$1,540,321	$2,072,813
1,013,000	Kaman Corp., 3.250%, 05/01/24(a)	1,020,845	1,131,394

		2,561,166	3,204,207

	Broadcasting — 0.6%
588,000	Liberty Media Corp.-Liberty Formula One, 1.000%, 01/30/23(a)	617,310	659,295

	Building and Construction — 0.8%
200,000	Ascent Capital Group Inc., 4.000%, 07/15/20	191,612	158,875
725,000	Layne Christensen Co., 4.250%, 11/15/18	722,107	708,234

		913,719	867,109

	Business Services — 1.3%
315,000	Bristow Group Inc., 4.500%, 06/01/23	325,060	348,272
594,000	Square Inc., 0.375%, 03/01/22(a)	601,339	971,561

		926,399	1,319,833

	Cable and Satellite — 1.7%
1,600,000	DISH Network Corp., 3.375%, 08/15/26	1,644,682	1,745,000

	Communications Equipment — 3.1%
1,500,000	InterDigital, Inc., 1.500%, 03/01/20	1,453,191	1,792,500
1,294,000	Lumentum Holdings Inc., 0.250%, 03/15/24(a)	1,291,787	1,441,193

		2,744,978	3,233,693

	Computer Software and Services — 8.4%
1,500,000	CSG Systems International Inc., 4.250%, 03/15/36	1,527,149	1,638,750
584,000	Ctrip.com International Ltd., 1.250%, 09/15/22	576,081	597,870
593,000	HubSpot Inc., 0.250%, 06/01/22(a)	593,616	683,803
216,000	IAC FinanceCo. Inc., 0.875%, 10/01/22(a)	222,967	228,690
600,000	MercadoLibre Inc., 2.250%, 07/01/19	619,886	1,504,125
565,000	Nice Systems Inc., 1.250%, 01/15/24(a)	589,414	698,834
1,000,000	Proofpoint Inc., 0.750%, 06/15/20	990,059	1,256,250

Principal Amount		Cost	Market Value

$1,000,000	PROS Holdings Inc., 2.000%, 06/01/47(a)	$888,548	$910,000
907,000	RealPage Inc., 1.500%, 11/15/22(a)	931,884	1,126,947

		6,939,604	8,645,269

	Consumer Products — 0.6%
600,000	GoPro Inc., 3.500%, 04/15/22(a)	600,000	584,625

	Consumer Services — 2.8%
1,000,000	Carriage Services Inc., 2.750%, 03/15/21	1,082,065	1,250,625
1,500,000	Extra Space Storage LP, 3.125%, 10/01/35(a)	1,597,072	1,683,750

		2,679,137	2,934,375

	Diversified Industrial — 1.8%
600,000	Chart Industries Inc., 1.000%, 11/15/24(a)	602,447	630,375
356,000	Team Inc., 5.000%, 08/01/23(a)	347,862	361,563
500,000	TimkenSteel Corp., 6.000%, 06/01/21	508,129	750,000
100,000	Trinity Industries Inc., Sub. Deb., 3.875%, 06/01/36	74,887	157,937

		1,533,325	1,899,875

	Electronics — 3.3%
800,000	Intel Corp., Sub. Deb., 3.250%, 08/01/39	1,127,863	1,778,504
1,500,000	Knowles Corp., 3.250%, 11/01/21	1,574,972	1,670,625

		2,702,835	3,449,129

	Energy and Utilities — 3.3%
1,016,000	Newpark Resources Inc., 4.000%, 12/01/21(a)	1,091,284	1,212,215
2,500,000	SunPower Corp., 4.000%, 01/15/23	2,196,396	2,139,063

		3,287,680	3,351,278

	Entertainment — 1.3%
1,000,000	World Wrestling Entertainment Inc., 3.375%, 12/15/23(a)	1,034,934	1,382,500

	Financial Services — 2.1%
500,000	Blackhawk Network Holdings Inc., 1.500%, 01/15/22	506,982	510,313
988,000	Encore Capital Group Inc., 3.250%, 03/15/22(a)	960,479	1,105,943

See accompanying notes to financial statements.

3

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — December 31, 2017

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Financial Services (Continued)
$ 344,000	LendingTree Inc., 0.625%, 06/01/22(a)	$350,398	$593,830

		1,817,859	2,210,086

	Health Care — 8.2%
500,000	Bayer Capital Corp.BV, 5.625%, 11/22/19(a)	546,455	675,699
1,083,000	Intercept Pharmaceuticals Inc., 3.250%, 07/01/23	1,099,200	866,400
500,000	Invacare Corp., 4.500%, 06/01/22(a)	504,306	628,750
1,000,000	Molina Healthcare Inc., 1.625%, 08/15/44	1,039,492	1,375,625
608,000	Neurocrine Biosciences Inc., 2.250%, 05/15/24(a)	631,779	777,860
750,000	NuVasive Inc., 2.250%, 03/15/21	764,364	883,125
1,000,000	Pacira Pharmaceuticals Inc., 2.375%, 04/01/22(a)	1,039,796	1,050,000
600,000	Teladoc Inc., 3.000%, 12/15/22(a)	615,276	677,625
1,000,000	Teligent Inc., 3.750%, 12/15/19	956,165	878,125
1,000,000	Vitamin Shoppe Inc., 2.250%, 12/01/20	989,844	640,000

		8,186,677	8,453,209

	Metals and Mining — 1.1%
1,000,000	RTI International Metals Inc., 1.625%, 10/15/19	969,820	1,146,250

	Semiconductors — 6.0%
500,000	Advanced Micro Devices Inc., 2.125%, 09/01/26	514,332	752,187
1,000,000	Cypress Semiconductor Corp., 4.500%, 01/15/22	1,053,018	1,315,000
1,000,000	Inphi Corp., 1.125%, 12/01/20	1,100,084	1,163,125
1,000,000	Micron Technology Inc., 3.000%, 11/15/43	719,111	1,446,875
94,000	Silicon Laboratories Inc., 1.375%, 03/01/22(a)	94,000	108,629
1,000,000	Teradyne Inc., 1.250%, 12/15/23	1,065,330	1,441,560

		4,545,875	6,227,376

	Transportation — 1.8%
87,000	Air Transport Services Group Inc., 1.125%, 10/15/24(a)	87,000	90,045

Principal Amount		Cost	Market Value
$ 1,500,000	Atlas Air Worldwide Holdings Inc., 2.250%, 06/01/22	$1,486,473	$1,727,813

		1,573,473	1,817,858

	TOTAL CONVERTIBLE CORPORATE BONDS	45,279,473	53,130,967

Shares
	CONVERTIBLE PREFERRED STOCKS — 1.8%
	Real Estate Investment Trusts — 1.2%
20,000	Welltower Inc., 6.500%, Ser. I	1,193,400	1,197,400

	Telecommunications — 0.6%
12,000	Cincinnati Bell Inc., 6.750%, Ser. B	288,687	612,000
100	Iridium Communications Inc., 7.000%	8,902	12,781

		297,589	624,781

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,490,989	1,822,181

	MANDATORY CONVERTIBLE SECURITIES (b) — 12.6%
	Building and Construction — 1.3%
10,638	Stanley Black & Decker Inc., 5.375%, 05/15/20	1,113,788	1,305,815

	Computer Software and Services — 0.6%
5,000	MTS Systems Corp., 8.750%, 07/01/19	507,605	598,600

	Diversified Industrial — 1.1%
20,100	Rexnord Corp., 5.750%, Ser. A, 11/15/19	1,020,300	1,173,237

	Energy and Utilities — 2.1%
300	El Paso Energy Capital Trust I, 4.750%, 03/31/28	11,460	14,443
20,668	Hess Corp., 8.000%, 02/01/19	1,166,334	1,196,264
16,000	NextEra Energy Inc., 6.123%, 09/01/19	915,114	899,200

		2,092,908	2,109,907

	Financial Services — 2.8%
15,000	Alibaba - Mandatory Exchange Trust, 5.750%, 06/03/19(a)	1,500,000	2,923,275

See accompanying notes to financial statements.

4

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	MANDATORY CONVERTIBLE SECURITIES (b) (Continued)
	Health Care — 2.3%
1,250	Allergan plc, 5.500%, Ser. A, 03/01/18	$1,136,067	$732,813
22,646	Becton Dickinson and Co., 6.125%, 05/01/20	1,199,932	1,311,203
1,000	Teva Pharmaceutical Industries Ltd., 7.000%, 12/15/18	899,052	354,820

		3,235,051	2,398,836

	Real Estate Investment Trusts — 2.2%
15,000	American Tower Corp., 5.500%, 02/15/18	1,522,914	1,886,250
327	Crown Castle International Corp., 6.875%, Ser. A, 08/01/20	338,700	369,731

		1,861,614	2,255,981

	Telecommunications — 0.2%
20,845	Frontier Communications Corp., 11.125%, Ser. A, 06/29/18	1,489,305	225,543

	TOTAL MANDATORY CONVERTIBLE SECURITIES	12,820,571	12,991,194

	COMMON STOCKS — 24.8%
	Automotive: Parts and Accessories — 0.5%
5,000	Genuine Parts Co.	288,877	475,050

	Building and Construction — 0.3%
5,500	Herc Holdings Inc.†	179,478	344,355

	Computer Hardware — 0.4%
3,000	International Business Machines Corp.	259,712	460,260

	Computer Software and Services — 0.3%
5,000	BroadSoft Inc.†	273,825	274,500

	Consumer Products — 1.3%
35,000	Swedish Match AB	695,784	1,378,991

	Diversified Industrial — 0.4%
24,000	General Electric Co.	397,029	418,800

	Energy and Utilities — 1.3%
1,000	Chevron Corp.	57,120	125,190
1,500	Exxon Mobil Corp.	88,688	125,460
4,500	Royal Dutch Shell plc, Cl. A, ADR	281,312	300,195
28,000	Severn Trent plc	747,482	817,325
1,000,000	Texas Competitive Electric Holdings Co. LLC, Escrow†(c)	0	0

		1,174,602	1,368,170

Shares		Cost	Market Value

	Equipment and Supplies — 0.3%
8,000	Mueller Industries Inc.	$219,131	$283,440

	Financial Services — 10.3%
4,800	American Express Co.	424,180	476,688
7,000	American International Group Inc.	301,746	417,060
5,000	Bank of America Corp.	133,704	147,600
10,000	Citigroup Inc.	551,600	744,100
6,000	JPMorgan Chase & Co.	232,651	641,640
8,000	Julius Baer Group Ltd.	235,030	489,302
16,000	Kinnevik AB, Cl. A	418,589	558,033
5,000	Morgan Stanley	156,260	262,350
13,000	State Street Corp.	601,481	1,268,930
26,000	The Bank of New York Mellon Corp.	703,379	1,400,360
17,000	The PNC Financial Services Group Inc.	955,082	2,452,930
29,000	Wells Fargo & Co.	917,631	1,759,430
126,125	Wright Investors’ Service Holdings Inc.†	315,313	65,585

		5,946,646	10,684,008

	Food and Beverage — 1.0%
100,000	Parmalat SpA	279,857	371,952
2,020	Pernod Ricard SA	170,831	319,806
2,500	Remy Cointreau SA	193,594	346,455

		644,282	1,038,213

	Health Care — 3.7%
8,000	Bristol-Myers Squibb Co.	495,229	490,240
6,000	Eli Lilly & Co.	258,105	506,760
1,000,000	Elite Pharmaceuticals Inc.†	115,596	91,960
8,000	Exactech Inc.†	334,385	395,600
2,500	Johnson & Johnson	260,125	349,300
7,200	Merck & Co. Inc.	239,531	405,144
5,000	Pfizer Inc.	156,748	181,100
44,000	Roche Holding AG, ADR	987,079	1,389,520

		2,846,798	3,809,624

	Hotels and Gaming — 1.0%
14,800	Ryman Hospitality Properties Inc.	588,777	1,021,496

	Retail — 0.7%
1,000	Costco Wholesale Corp.	42,698	186,120
6,800	CVS Health Corp.	640,805	493,000

		683,503	679,120

	Specialty Chemicals — 0.1%
400	International Flavors & Fragrances Inc.	44,039	61,044

	Telecommunications — 1.6%
1,600	Swisscom AG	594,885	851,352

See accompanying notes to financial statements.

5

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
16,000	Verizon Communications Inc.	$675,634	$846,880

		1,270,519	1,698,232

	Transportation — 0.1%
1,000	GATX Corp.	33,964	62,160

	Wireless Communications — 1.5%
22,566	T-Mobile US Inc.†	953,116	1,433,167
4,000	Turkcell Iletisim Hizmetleri A/S, ADR	43,760	40,800
2,500	United States Cellular Corp.†	98,444	94,075

		1,095,320	1,568,042

	TOTAL COMMON STOCKS	16,642,286	25,625,505

	RIGHTS — 0.0%
	Retail — 0.0%
40,000	Safeway Casa Ley, CVR†	6,797	21,400
40,000	Safeway PDC, CVR†	0	600

	TOTAL RIGHTS	6,797	22,000

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 9.5%
$9,903,000	U.S. Treasury Bills, 1.057% to 1.542%††, 01/11/18 to 06/28/18	$9,865,840	$9,865,723

TOTAL INVESTMENTS — 100.0%		$86,105,956	103,457,570

Other Assets and Liabilities (Net)			(12,425)

PREFERRED STOCK (965,548 preferred shares outstanding)			(24,138,700)

NET ASSETS — COMMON STOCK (14,228,119 common shares outstanding)			$79,306,445

NET ASSET VALUE PER COMMON SHARE ($79,306,445 ÷ 14,228,119 shares outstanding)			$5.57

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of Rule 144A securities amounted to $22,338,401 or 21.59% of total investments.

(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

See accompanying notes to financial statements.

6

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $86,105,956)	$103,457,570
Cash	2,110
Deposit at brokers	50
Interest receivable	298,976
Dividends receivable	126,438
Deferred offering expense	12,880
Prepaid expenses	940

Total Assets	103,898,964

Liabilities:
Distributions payable	20,116
Payable for investment advisory fees	308,865
Payable for payroll expenses	36,945
Payable for accounting fees	3,750
Payable for legal and audit fees	37,672
Payable for shareholder communications expenses	31,247
Other accrued expenses	15,224

Total Liabilities	453,819

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,995,000 shares authorized with 965,548 shares issued and outstanding)	24,138,700

Net Assets Attributable to Common Shareholders	$79,306,445

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$62,259,145
Accumulated distributions in excess of net investment income	(398,049)
Accumulated net realized gains on investments, securities sold short, and foreign currency transactions	94,877
Net unrealized appreciation on investments	17,351,614
Net unrealized depreciation on foreign currency translations	(1,142)

Net Assets	$79,306,445

Net Asset Value per Common Share:
($79,306,445 ÷ 14,228,119 shares outstanding at $0.001 par value; 998,000,000 shares authorized)	$5.57

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $40,663)	$1,594,132
Interest	1,154,297
Other Income*	147

Total Investment Income	2,748,576

Expenses:
Investment advisory fees	1,022,071
Payroll expenses	82,580
Shareholder communications expenses	80,903
Directors’ fees	71,758
Legal and audit fees	52,621
Shelf registration expense	51,440
Accounting fees	45,000
Shareholder services fees	43,604
Custodian fees	14,035
Interest expense	689
Miscellaneous expenses	69,666

Total Expenses	1,534,367

Less:
Expenses paid indirectly by broker (See Note 3)	(621)

Net Expenses	1,533,746

Net Investment Income	1,214,830

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	7,202,164
Net realized gain on securities sold short	85,412
Net realized loss on foreign currency transactions	(119)

Net realized gain on investments, securities sold short, and foreign currency transactions	7,287,457

Net change in unrealized appreciation/depreciation:
on investments	3,594,877
on foreign currency translations	3,671

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	3,598,548

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	10,886,005

Net Increase in Net Assets Resulting from Operations	12,100,835

Total Distributions to Preferred Stock Shareholders	(1,448,322)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$10,652,513

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

7

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,214,830	$1,715,072
Net realized gain on investments, securities sold short, and foreign currency transactions	7,287,457	6,112,141
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	3,598,548	(611,245)

Net Increase in Net Assets Resulting from Operations	12,100,835	7,215,968

Distributions to Preferred Shareholders:
Net investment income	(366,522)	(380,363)
Net realized gain	(1,081,800)	(1,071,983)

Total Distributions to Preferred Shareholders	(1,448,322)	(1,452,346)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	10,652,513	5,763,622

Distributions to Common Shareholders:
Net investment income	(1,714,322)	(1,489,628)
Net realized gain	(5,052,737)	(4,198,244)
Return of capital	—	(84,722)

Total Distributions to Common Shareholders	(6,767,059)	(5,772,594)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	827,168	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	4,712,622	(8,972)

Net Assets Attributable to Common Shareholders:
Beginning of year	74,593,823	74,602,795

End of year (including undistributed net investment income of $0 and $0, respectively)	$79,306,445	$74,593,823

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2017	2016	2015		2014		2013
Operating Performance:
Net asset value, beginning of year	$5.30	$5.30	$6.09		$6.49		$5.62

Net investment income	0.09	0.12	0.07		0.07		0.09
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	0.77	0.39	(0.28)		0.14		1.37

Total from investment operations	0.86	0.51	(0.21)		0.21		1.46

Distributions to Preferred Shareholders: (a)
Net investment income	(0.03)	(0.03)	(0.01)		(0.03)		(0.03)
Net realized gain	(0.08)	(0.07)	(0.09)		(0.07)		(0.08)

Total distributions to preferred shareholders	(0.11)	(0.10)	(0.10)		(0.10)		(0.11)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.75	0.41	(0.31)		0.11		1.35

Distributions to Common Shareholders:
Net investment income	(0.12)	(0.10)	(0.05)		(0.08)		(0.09)
Net realized gain	(0.36)	(0.30)	(0.32)		(0.19)		(0.31)
Return of capital	—	(0.01)	(0.11)		(0.24)		(0.08)

Total distributions to common shareholders	(0.48)	(0.41)	(0.48)		(0.51)		(0.48)

Fund Share Transactions:
Decrease in net asset value from common share transactions	—	—	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net Asset Value Attributable to Common Shareholders, End of Year	$5.57	$5.30	$5.30		$6.09		$6.49

NAV total return †	14.59%	8.34%	(5.39)%		1.75%		24.83%

Market value, end of year	$5.90	$4.69	$4.78		$6.08		$6.16

Investment total return ††	37.53%	6.97%	(14.18)%		7.07%		24.73%

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2017		2016		2015		2014	2013
Ratios to Average net assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$103,445		$98,733		$98,742		$109,219	$113,795
Net assets attributable to common shares, end of year (in 000’s)	$ 79,306		$74,594		$74,603		$ 85,080	$ 89,656
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.56%		2.37%		1.19%		1.05%	1.43%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.96	%(c)	1.95	%(c)(d)(e)	1.88	%(c)(d)	1.90%	1.80%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.96	%(c)	1.95	%(c)(d)(e)	1.59	%(c)(d)	1.62%	1.80%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.50	%(c)	1.46	%(c)(d)(e)	1.46	%(c)(d)	1.49%	1.40%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.50	%(c)	1.46	%(c)(d)(e)	1.23	%(c)(d)	1.27%	1.40%
Portfolio turnover rate	27%		71%		24%		22%	35%
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of year (in 000’s)	$ 24,139		$24,139		$24,139		$ 24,139	$ 24,139
Total shares outstanding (in 000’s)	966		966		966		966	966
Liquidation preference per share	$ 25.00		$ 25.00		$ 25.00		$ 25.00	$ 25.00
Average market value (f)	$ 26.45		$ 26.52		$ 25.81		$ 25.44	$ 25.30
Asset coverage per share	$ 107.14		$102.26		$102.26		$ 113.12	$ 117.85
Asset Coverage	429%		409%		409%		452%	471%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)

The Fund incurred dividend expenses on securities sold short. If this expense had not been incurred, the expense ratios for the year ended December 31, 2015 would have been 1.87% attributable to common shares before fees waived, 1.57% attributable to common shares net of advisory fee reduction, 1.44% including liquidation value of preferred shares before fees waived, and 1.22% including liquidation value of preferred shares net of advisory fee reduction. For the year ended December 31, 2016, the impact was minimal.

(e)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the expenses ratios would have been 1.69% attributable to common shares before fees waived, 1.69% attributable to common shares net of advisory fee reduction, 1.26% including liquidation value of preferred shares before fees waived, and 1.26% including liquidation value of preferred shares net of advisory fee reduction.

(f)	Based on weekly prices.

See accompanying notes to financial statements.

10

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements

1. Organization. The Gabelli Convertible and Income Securities Fund Inc. is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as a diversified open-end management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. At a special meeting of shareholders held on February 17, 1995, the Board of Directors (the “Board”) voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$53,130,967	—	$ 53,130,967
Convertible Preferred Stocks:
Real Estate Investment Trusts	$ 1,197,400	—	—	1,197,400
Telecommunications	612,000	12,781	—	624,781
Total Convertible Preferred Stocks	1,809,400	12,781	—	1,822,181
Mandatory Convertible Securities:
Computer Software and Services	—	598,600	—	598,600
Diversified Industrial	—	1,173,237	—	1,173,237
Energy and Utilities	2,095,464	14,443	—	2,109,907
Financial Services	—	2,923,275	—	2,923,275
Real Estate Investment Trusts	1,886,250	369,731	—	2,255,981
Other Industries (a)	3,930,194	—	—	3,930,194
Total Mandatory Convertible Securities	7,911,908	5,079,286	—	12,991,194
Common Stocks:
Energy and Utilities	1,368,170	—	$ 0	1,368,170
Other Industries (a)	24,257,335	—	—	24,257,335
Total Common Stock	25,625,505	—	0	25,625,505
Rights (a)	—	22,000	—	22,000
U.S. Government Obligations	—	9,865,723	—	9,865,723
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$35,346,813	$68,110,757	$ 0	$103,457,570

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2017, the Fund had transfers from Level 1 to Level 2 of $3,823,038 or 5.13% of net assets as of December 31, 2016. Transfers from Level 1 to Level 2 are due to decreases in market activity, e.g. frequency of trades, which resulted in a decrease in available market inputs to determine the prices. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2017, the Fund held no investments in equity contract for difference swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2017, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2017, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to adjustments on investments in convertible bonds. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease accumulated distributions in excess of net investment income by $651,208 and decrease accumulated net realized gains on investments and foreign currency transactions by $599,769, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 6.000% Series B Cumulative Preferred Stock (“Series B Preferred”) are recorded on a daily basis.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,040,846	$436,793	$1,489,628	$380,363
Net long term capital gains	4,726,213	1,011,529	4,198,244	1,071,983
Return of capital	—	—	84,722	—

Total distributions paid	$6,767,059	$1,448,322	$5,772,594	$1,452,346

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$256,116
Undistributed long term capital gains	353,913
Net unrealized appreciation on investments and foreign currency translations	16,437,271

Total	$17,047,300

At December 31, 2017, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, bond conversion premium adjustments, basis adjustments in partnerships and hybrid securities, and contingent payment debt instruments income accrual.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$87,019,158	$20,995,267	$(4,556,855)	$16,438,412

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series B Preferred if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on the Series B Preferred for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the Series B Preferred for the period. For the year ended December 31, 2017, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of the Series B Preferred. Thus, advisory fees with respect to the liquidation value of the Preferred assets were accrued on the Series B Preferred.

During the year ended December 31, 2017, the Fund paid $6,965 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $621.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2017, the Fund paid or accrued $82,580 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $750 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $26,072,139 and $37,561,785, respectively.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

5. Capital. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2017 and 2016, the Fund did not repurchase any shares of its common stock in the open market.

There were no transactions in common stock for the year ended December 31, 2016. For the year ended December 31, 2017 transactions in common stock were as follows:

	Year Ended December 31, 2017

	Shares	Amount

Net increase from common shares issued upon reinvestment of distributions	148,619	$827,168

The Fund’s Articles of Incorporation authorize the issuance of up to 1,995,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On March 18, 2003, the Fund received net proceeds of $23,994,241 after underwriting discounts of $787,500 and offering expenses of $218,259 from the public offering of 1,000,000 shares of Series B Preferred. The Fund, at its option, may redeem the Series B Preferred in whole or in part at the redemption price at any time. The Board has authorized the repurchase on the open market at prices less than the $25 liquidation value of the Series B Preferred. During the years ended December 31, 2017 and 2016, the Fund did not repurchase any shares of Series B Preferred. At December 31, 2017, 965,548 shares of Series B Preferred were outstanding and accrued dividends amounted to $20,116.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

6. Convertible Securities Concentration. The Fund will invest at least 80% of its net assets, under normal market conditions, in a combination of convertible securities and income producing securities (the “80% Policy”). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Convertible and Income Securities Fund Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Convertible and Income Securities Fund Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 75	Since 1989**	32	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

Thomas H. Dinsmore, CFA Director Age: 64	Since 2016**	1	Portfolio Manager for Gabelli Funds, LLC; Former Chairman and Chief Executive Officer of the Bancroft Fund Ltd. and the Ellsworth Growth and Income Fund Ltd. (1996-2015); Member of the Executive Committee of the Closed-End Fund Association	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 78	Since 1989*	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 82	Since 1989***	28	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D.Enright Director Age: 74	Since 2016***	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Leslie F. Foley Director Age: 49	Since 2017*	9	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, National Humanities Center, and Greenwich Country Day School; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Daniel D.Harding Director Age: 65	Since 2016**	3	Managing General Partner of the Global Equity Income Fund (private investment fund); Director of TRC (private asset management); General Partner of Latitude Capital Partners, LLC (private investment); Director of Legg Mason Investment Counsel, LLC and Chair of Investment Committee (2010-2012)	Director of Morristown Medical Center; Atlantic Health Systems; Ocean Reef Community Foundation; and Ocean Reef Medical Center Foundation

The Gabelli Convertible and Income Securities Fund Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Kuni Nakamura Director Age: 49	Since 2016*	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder[6] Director Age: 77	Since 2001*	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 83	Since 1992***	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 72	Since 1991***	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

The Gabelli Convertible and Income Securities Fund Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

Laurissa M. Martire Vice President and Ombudsman Age: 41	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2016) and Assistant Vice President (2003-2016) of GAMCO Investors, Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act, and other noteworthy directorships.

[4]

“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dinsmore are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	This Director is elected solely by and represents the stockholders of the preferred stock issued by this Fund.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2017

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income	Long Term Capital Gains	Total Amount Paid Per Share	Dividend Reinvestment Price
Common Shares
03/24/17	03/17/17	$0.03620	$0.08380	$0.12000	$4.97780
06/23/17	06/16/17	0.03620	0.08380	0.12000	5.23950
09/22/17	09/15/17	0.03620	0.08380	0.12000	5.57000
12/15/17	12/08/17	0.03620	0.08380	0.12000	5.59000

		$0.14480	$0.33520	$0.48000
6.000% Series B Cumulative Preferred Stock

03/27/17	03/20/17	$0.11310	$0.26190	$0.37500
06/26/17	06/19/17	0.11310	0.26190	0.37500
09/26/17	09/19/17	0.11310	0.26190	0.37500
12/26/17	12/18/17	0.11310	0.26190	0.37500

		$0.45240	$1.04760	$1.50000

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2017 tax returns. Ordinary income distributions include net investment income and net realized short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2017 were $5,737,742 or the maximum allowable.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common and 6.000% Series B Cumulative Preferred shareholders ordinary income dividends of $0.1448 and $0.4524 per share, respectively, in 2017. For the year ended December 31, 2017, 50.18% of the ordinary dividend qualified for the dividends received deduction available to corporations, 59.80% of the ordinary income distribution was qualified dividend income, 32.91% of the ordinary income distribution was qualified interest income, and 100% of ordinary income distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2017 derived from U.S. Treasury securities was 1.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Treasury securities held as of December 31, 2017 was 9.54%.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2017

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Return of Capital(b)	Total Distributions	Adjustment to Cost Basis(c)
Common Shares
2017	$0.12160	$0.02320	$0.33520	—	$0.48000	—
2016	0.10490	—	0.28430	$0.02080	0.41000	$0.02080
2015	0.05456	0.11576	0.19872	0.11096	0.48000	0.11096
2014	0.04693	0.04547	0.17693	0.24067	0.51000	0.24067
2013	0.09120	0.31320	—	0.07560	0.48000	0.07560
2012	0.05040	0.03880	—	0.39080	0.48000	0.39080
2011	0.04210	0.01850	—	0.41940	0.48000	0.41940
2010	0.05040	—	—	0.41960	0.47000	0.41960
2009	0.08543	—	—	0.33457	0.42000	0.33457
2008	0.11672	0.00460	0.00796	0.67072	0.80000	0.67072
6.000% Series B Cumulative Preferred Stock
2017	$0.37960	$0.07280	$1.04760	—	$1.50000	—
2016	0.40400	—	1.09600	—	1.50000	—
2015	0.22180	0.47048	0.80772	—	1.50000	—
2014	0.26144	0.25316	0.98540	—	1.50000	—
2013	0.33800	1.16200	—	—	1.50000	—
2012	0.84560	0.65440	—	—	1.50000	—
2011	1.04200	0.45800	—	—	1.50000	—
2010	1.50000	—	—	—	1.50000	—
2009	1.50000	—	—	—	1.50000	—
2008	1.35400	0.05360	0.09240	—	1.50000	—

(a) Taxable as ordinary income for Federal tax purposes.

(b) Non-taxable.

(c) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a B.S. in Economics from the Wharton School of Business and an M.A. degree in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. Prior to joining Dinsmore Capital Management, Ms. O’Keeffe held positions of increasing responsibilities at IDS Progressive Fund, Soros Fund Management Company, Simms Capital Management, and Fiduciary Trust International. She earned a BA from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed-End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
One Corporate Center
Rye, NY 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM
DIRECTORS Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc. Executive Chairman, Associated Capital Group, Inc.	Anthonie C. van Ekris Chairman, BALMAC International, Inc. Salvatore J. Zizza Chairman, Zizza & Associates Corp. OFFICERS
E. Val Cerutti	Bruce N. Alpert
Chief Executive Officer,	President
Cerutti Consultants, Inc.
John C. Ball
Anthony J. Colavita	Treasurer
President,
Anthony J. Colavita, P.C.	Agnes Mullady
Vice President
Thomas H. Dinsmore, CFA Portfolio Manager, Gabelli Funds LLC	Andrea R. Mango Secretary & Vice President

Vincent D. Enright	Richard J. Walz
Former Senior Vice President	Chief Compliance Officer
and Chief Financial Officer, KeySpan Corp.	Laurissa M. Martire Vice President & Ombudsman

Leslie F. Foley Attorney	INVESTMENT ADVISER
Daniel D. Harding, CFA Managing General Director, Global Equity Income Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

CUSTODIAN
Kuni Nakamura
President,	State Street Bank and Trust
Advanced Polymer, Inc.	Company

Werner J. Roeder, MD	COUNSEL
Former Medical Director, Lawrence Hospital	Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GCV Q4/2017

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,576 for 2016 and $38,576 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,751 for 2016 and $4,750 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: July 27, 2017

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: July 27, 2017

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: July 27, 2017

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: July 27, 2017

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*        Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*        Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: July 27, 2017

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*        Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: July 27, 2017

*        Banks and brokerage firms issuing proxies directly:

    The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: July 27, 2017

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*        Historical responsiveness to shareholders

                    This may include such areas as:

                             -Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*        Qualifications

*        Nominating committee in place

*        Number of outside directors on the board

*        Attendance at meetings

*        Overall performance

Revised: July 27, 2017

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*        Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*        Amount of stock currently authorized but not yet issued or reserved for stock option plans

*        Amount of additional stock to be authorized and its dilutive effect

Revised: July 27, 2017

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

    However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: July 27, 2017

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: July 27, 2017

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*        State of Incorporation

*        Management history of responsiveness to shareholders

*        Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*        Dilution of voting power or earnings per share by more than 10%.

*        Kind of stock to be awarded, to whom, when and how much.

*        Method of payment.

*        Amount of stock already authorized but not yet issued under existing stock plans.

Revised: July 27, 2017

*        The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: July 27, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Jane D. O’Keeffe joined Gabelli Funds LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015 Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. In 1980, Ms. O’Keeffe began as an assistant to the portfolio manager of IDS Progressive Fund. From 1983 through March 1986, she had research and portfolio management responsibilities at Soros Fund Management Company. In 1986, she was a portfolio manager and research analyst at Simms Capital Management until she joined Fiduciary Trust International in 1988 where she became a Vice President and Portfolio Manager for individuals, endowments, and foundations. She has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

Thomas H. Dinsmore, CFA, joined Gabelli Funds LLC in 2015. He currently serves as portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015 Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager and co-founder of Ellsworth Growth and Income Fund Ltd. He has a B.S. in Economics from the Wharton School of Business, and an M.A. in Economics from Fairleigh Dickinson University.

James A. Dinsmore, CFA, joined Gabelli Funds LLC in 2015. He currently serves as portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA from Rutgers University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli, Jane D. O’Keeffe, Thomas H. Dinsmore, and James A. dinsmore, and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2017. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance
1. Mario J. Gabelli	Registered Investment Companies:	23	$20.1 billion	5	$5.6 billion
	Other Pooled Investment Vehicles:	9	$311.3 million	9	$311.3 million
	Other Accounts:	1,450	$14.6 billion	8	$1.4 billion

2. Jane D. O’Keeffe	Registered Investment Companies:	3	$336.4 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	6	$6.1 million	0	0

3. Thomas H. Dinsmore	Registered Investment Companies:	3	$336.4 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	5	$1.7 million	0	0

4. James A. Dinsmore	Registered Investment Companies:	3	$336.4 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	3	$569,500	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mario J. Gabelli, Jane D. O’Keeffe, Thomas H. Dinsmore, and James A. Dinsmore manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL,

Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

[Please provide a dollar range of the Portfolio Manager’s holdings in the registrant. Choose from the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000, or over $1,000,000.]

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Jane D. O’Keeffe, Thomas H. Dinsmore, and James A. Dinsmore each owned over $1,000,000, $0, $0 and $10,001 - $50,000, respectively, of shares of the Fund as of December 31, 2017.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 07/01/2017 through 07/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 14,079,500 Preferred Series B – 965,548
Month #2 08/01/2017 through 08/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 14,079,500 Preferred Series B – 965,548
Month #3 09/01/2017 through 09/30/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 14,153,660 Preferred Series B – 965,548
Month #4 10/01/2017 through 10/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 14,153,660 Preferred Series B – 965,548
Month #5 11/01/2017 through 11/30/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 14,153,660 Preferred Series B – 965,548
Month #6 12/01/2017 through 12/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 14,228,119 Preferred Series B – 965,548
Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common –N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

*	Print the name and title of each signing officer under his or her signature.